Fees Summary	Feb. 26, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 24,150,000.00
Previously Paid Amount	0.00
Total Fee Amount	3,335.12
Total Offset Amount	0.00
Net Fee	$ 3,335.12